EXHIBIT 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT LOAN AGREEMENT

GREENWOOD FINANCIAL, INC.,

A DELAWARE CORPORATION,

AND CERTAIN AFFILIATES

Borrowers

ORLEANS HOMEBUILDERS, INC.,

A DELAWARE CORPORATION

Guarantor

WACHOVIA BANK, NATIONAL ASSOCIATION

Administrative Agent

WACHOVIA CAPITAL MARKETS, LLC

Lead Arranger

BANK OF AMERICA, N.A.

Syndication Agent

SOVEREIGN BANK

Documentation Agent

MANUFACTURERS AND TRADERS TRUST COMPANY

Documentation Agent

NATIONAL CITY BANK

Documentation Agent

WACHOVIA BANK, NATIONAL ASSOCIATION

FIRSTRUST BANK

GUARANTY BANK

CITIZENS BANK OF PENNSYLVANIA

COMMERCE BANK, N.A.

SUNTRUST BANK

REGIONS BANK

FRANKLIN BANK, SSB

COMERICA BANK

COMPASS BANK, an Alabama Banking Corporation

JPMORGAN CHASE BANK, N.A.

LASALLE BANK NATIONAL ASSOCIATION

DEUTSCHE BANK TRUST COMPANY AMERICAS

Lenders

Executed: as of September 6, 2007

FOURTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT LOAN AGREEMENT

This Fourth Amendment to Amended and Restated Revolving Credit Loan Agreement (“this Amendment”), executed as of September 6, 2007, but effective as of the Effective Date, by and among GREENWOOD FINANCIAL, INC., a Delaware corporation (“Master Borrower”), each of the other entities identified on Schedule 1.1A that is attached hereto as “Borrowers,” ORLEANS HOMEBUILDERS, INC., as Delaware corporation as guarantor (“Guarantor”), the Lenders who are a party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for the Lenders (“Agent”).

BACKGROUND

A.            Master Borrower, Agent, the Lenders, Guarantor and the Borrowers are parties to an Amended and Restated Revolving Credit Loan Agreement dated as of January 24, 2006, and amended by a First Amendment to Amended and Restated Revolving Credit Loan Agreement dated as of November 1, 2006, a Second Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of February 7, 2007, and a Third Amendment to Amended and Restated Revolving Credit Loan Agreement executed May 8, 2007 (as so amended, the “Agreement”).  All capitalized terms used but not specifically defined herein have the meanings defined in the Agreement.

B.            Pursuant to Section 2.13 of the Agreement, Master Borrower has requested that the Maturity Date be postponed.

C.            The parties hereto desire to modify and amend the Agreement in the manner set forth in this Amendment.

D.            OHI Financing, Inc. and the Bank of New York Trust Company, National Association, a national banking association (as successor to JPMorgan Chase Bank, National Association, a national banking association), as trustee (the “Trustee”) entered into Supplemental Indenture No. 1 (the “Supplemental Indenture”), dated as of August 13, 2007, to the Junior Subordinated Indenture, dated as of November 23, 2005 among OHI Financing, Inc. and the Trustee (the “Indenture”), and by letter dated August 10, 2007 from the Agent to the Guarantor, Agent confirmed that the debt securities issued pursuant to the Indenture and the related transactions described in Supplemental Indenture continue to constitute Permitted Subordinated Debt pursuant to the terms of the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Effect of this Amendment.  This Amendment shall become effective (but as of the Effective Date) only upon the (i) execution of this Amendment by the Borrowers, Guarantor, Agent and Requisite Lenders and (ii) the Supplemental Indenture becoming effective in accordance with its terms.

2.             Definitions.

2.1           The following terms defined in this Section 2 of this Amendment shall replace, as of the Effective Date, the definitions of such terms that were contained in Section 1.1 of the Agreement:

“Adjusted EBITDA” means, with respect to a Relevant Accounting Period, (i) net income minus (ii) interest income plus (iii) non-cash charges and expenses (including, but not limited to, impairment charges, asset write-offs, abandoned project charges, deposit forfeitures and write offs of other pre-acquisition costs, and other similar amounts, and non-cash compensation expense recorded from grants of stock appreciation rights, stock options, restricted stock or similar rights) plus (iv) extraordinary losses plus (v) net income from Joint Ventures up to the amount of cash actually distributed to Guarantor plus (vi) any loss from (a) the early extinguishment of Debt or (b) Swap Contracts or other hedging obligations or other derivative instruments (including the application of Statement of Financial Accounting Standards No. 133) minus (vii) any net income from (a) the early extinguishment of Debt or (b) Swap Contracts (including the application of Statement of Financial Accounting Standards No. 133) minus (viii) non-cash credits minus (ix) extraordinary gains plus (x) state and federal income taxes, (xi) depreciation and amortization, (xii) interest expensed in the cost of goods sold and (xiii) interest expensed from operations.

“Applicable Spread” means the rate per annum determined from time to time in accordance with the following:

(i) If the relevant Leverage Ratio is:	the Applicable Spread shall be:
Not greater than 1.75:1	2.275% (227.5 “basis points”)
Greater than 1.75:1 and not greater than 2.00:1	2.500% (250.0 “basis points”)
Greater than 2.00:1 and not greater than 2.50:1	2.625% (262.5 “basis points”)
Greater than 2.50:1	2.750% (275.0 “basis points”)

(ii)           The Applicable Spread shall be adjusted quarterly as provided in Section 2.4.2.

“Consolidated Tangible Net Worth” means, as calculated for any date after June 30, 2007, (i) Guarantor’s GAAP net worth (excluding the effects of any other comprehensive income (loss) attributable to any Swap Contract) minus (ii) goodwill, patents, trademarks, tradenames, organization expense, unamortized debt discount and expense and other intangibles as shown in the Financial Statements as of the last day of the Last Reported Fiscal Quarter plus (iii) the amount of any unfunded liability attributable to Guarantor’s Supplemental Executive Retirement Plan (but only to the extent of any intangible asset attributable to such plan) and as calculated for any date on or prior to June 30, 2007 “Consolidated Tangible Net Worth” has the meaning set forth in the Agreement prior to this Amendment.

“Debt Service” means, with respect to a Relevant Accounting Period, (i) interest paid (whether expensed or capitalized) as reported on Guarantor’s Financial Statements plus (ii) required principal payments on any Debt (excluding (a) with, respect to any permitted purchase money mortgage debt, release prices paid upon the conveyance of any Unit, and

(b) principal payments of Loans, Swing Line Loans and Letter of Credit Advances) plus (iii) mandatory preferred stock dividends minus (iv) interest income.

“Collateral Release Date” means the date as of which Borrowers shall no longer be required to provide any Collateral for the Indebtedness, which date shall be determined by the unanimous consent of the Lenders, in writing.

“Facility Amount” means $585,000,000, which includes the $125,000,000 Letter of Credit Sublimit and the $25,000,000 Swingline Limit and shall be subject to increase in accordance with the provisions of Section 2.1.1.2.

“Leverage Ratio” means, at any time, the ratio of Guarantor’s Consolidated Total Indebtedness to Guarantor’s Consolidated Adjusted Tangible Net Worth; provided, however, that only for purposes of determining Guarantor’s Leverage Ratio, the amount of Guarantor’s Consolidated Total Indebtedness as of any date shall be reduced by the amount of any restricted cash from the sale of settled Units due from title companies on such date if and to the extent the Guarantor’s Consolidated Total Indebtedness is reduced within four (4) Business Days after such date by application of any such amounts of restricted cash due from title companies.

“Maturity Date” means December 20, 2009, subject to Section 2.13.

“Revolving Sublimit” means $585,000,000, and shall be subject to increase in accordance with the provisions of Section 2.1.1.2.

“Qualifying Agreement of Sale” means a valid, bona-fide agreement of sale for a Unit with an unrelated third-party purchaser who is not an Affiliate of Guarantor or of any Borrower, for fair market value, subject to the following conditions and limitations:

(i)            provides for a cash deposit of at least 5% of the purchase price, except that (A) the cash deposit with respect to agreements of sale for Units in the Richmond, Virginia, MSA may be $10,000 in lieu of 5% of the purchase price and (B) the cash deposit with respect to agreements of sale for Units in the Phoenix, Arizona MSA may be $10,000 in lieu of 5% of the purchase price; and

(ii)           contains no contingency other than for a mortgage commitment which does not exceed 95% (97% if the required mortgage is to be FHA-insured) of the gross sales price of the Unit and which is not contingent upon the sale or lease of any other real estate (and which contingency provision (unless the subject Unit is in the Richmond, Virginia, MSA) specifically provides that if the financing commitment does include such a sale or lease contingency, such contingency will not affect the purchaser’s obligation to close under the agreement of sale).

2.2           The following definitions are hereby added to Section 1.1 of the Agreement:

“Cash Equivalents” means (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one (1) year from the date of acquisition, (ii) time deposits, certificates of deposit or bankers’ acceptances of any commercial bank incorporated under the laws of the United States or any state thereof, having capital and unimpared surplus in excess of $500,000,000 (any such bank, an “Approved Bank”), with such deposits, acceptances or certificates having maturities of not more than one (1) year from the date of acquisition, (iii) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (i) and (ii) above entered into with any Approved Bank, (iv) commercial paper or finance company paper issued by any Person incorporated under the laws of the United States or any state thereof and rated at least A-1 or the equivalent thereof by Standard & Poor’s Corporation or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc., and in each case maturing not more than one year after the date of acquisition, and (v) investments in money market funds or mutual funds, at least eighty-five percent (85%) of whose assets consist of securities and other obligations of the type described in clauses (i) through (iv) above.  All such Cash Equivalents must be denominated solely for payment in Dollars.  Overnight deposits and demand deposits maintained in the ordinary course of business shall be considered cash.

“Cash Flow Coverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of Guarantor’s CFFO to Debt Service for the Relevant Accounting Period then ended.

“Cash Flow from Operations” and “CFFO” means, with respect to each Relevant Accounting Period, (i) net cash provided from (or used in) operating activities plus (ii) proceeds from the disposition of Model Units that are subject to a sale-leaseback transaction, to the extent that such proceeds are not included in net cash provided from operating activities, plus (iii) interest expensed in the cost of goods sold plus (iv) interest expensed from operations minus (v) interest income.

“Debt Service Coverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of Guarantor’s Adjusted EBITDA to Debt Service for the Relevant Accounting Period then ended.

“Liquidity” means, at any time, the sum of all (i) cash (including without limitation restricted cash from the sale of settled Units due from title companies) and Cash Equivalents of Guarantor and all Borrowers, each on a consolidated basis plus (ii) the amount by which the then-current Borrowing Base Availability exceeds the then-outstanding principal balance of the Line of Credit.

2.3           Clause (iv) of the definition of “Permitted Debt” is hereby deleted and the following is inserted in its place, as of the Effective Date:

(iv) purchase money mortgage loans borrowed in connection with the acquisition of land, the outstanding principal amount of which, in the aggregate at any time, is not greater than $50,000,000, except to the extent that a higher aggregate principal amount of purchase money mortgage loans has been approved by Requisite Lenders; provided, in any event, that Agent shall have determined in good faith (which determination shall be subject to the same limitations and qualifications contained in the last paragraph of Section 7.1) that the covenants of Borrower, if any, contained in any purchase money loan document are (when taken together as a whole) no more restrictive than the covenants contained in Articles VI, VII and VIII hereof.

2.4           The definition “Debt Service Ratio” contained in Section 1.1 of the Agreement is hereby deleted as of the Effective Date.

2.5           Upon the execution of this Amendment by Borrowers, Guarantor, Agent and Requisite Lenders and the Supplemental Indenture becoming effective in accordance with its terms, this Amendment shall become effective as of June 30, 2007 (the “Effective Date”).

3.             Commitments.  The Commitment of each Lender, based upon the Facility Amount as reduced by this Amendment, is as set forth on Schedule 2 to this Amendment.

4.             Increase of Facility Amount.  Notwithstanding the provisions of Section 2.1.1.2 of the Agreement, the maximum amount to which the Facility Amount and the Revolving Sublimit may be increased pursuant to the provisions thereof shall be $100,000,000 in excess of the aggregate Commitments of the Lenders who, at the time such increase is requested, are not Rejecting Lenders.

5.             Applicable Spread.

5.1           Notwithstanding the provisions of Section 2.4.2 of the Agreement, the Applicable Spread shall be re-calculated and adjusted on and as of September 1, 2007 based upon the Covenant Compliance Certificate that is required to be delivered on August 19, 2007.

5.2           The third sentence of Section 2.4.2 of the Agreement is hereby deleted and the following is inserted in its place:

If a Compliance Certificate is not delivered when due, then the Applicable Spread (i) shall be adjusted, on the Business Day on which the Compliance Certificate was due, to the highest of the possible rates of the Applicable Spread and (ii) shall continue in effect at that rate until Borrowers deliver to Agent the delinquent Compliance Certificate, whereupon the Applicable Spread shall be adjusted, if required, as of the date such Compliance Certificate is delivered, based on such Compliance Certificate.

6.             Prepayments; Requests for Advances.

6.1           Section 2.7.1 of the Agreement is hereby deleted and the following is inserted in its place:

2.7.1        Borrowers may make no more than six (6) payments of principal of the Indebtedness during any calendar month (provided that payments of the principal of Letter of Credit Advances and of Swing Line Loans and payments made by Borrowers pursuant to Section 2.7.2 during any month shall not be subject to such limit).  The acceptance by Lenders of any prepayment when there is an Event of Default in existence shall not constitute a waiver, release or accord and satisfaction thereof or of any rights in respect thereto by the Lenders.

6.2           Notwithstanding any contrary provision in Section 2.12.1 of the Agreement, but subject to the parenthetical qualifications contained in the last sentence of Section 2.12.1, Borrowers may request up to six (6) Advances of Loans under the Line of Credit during any calendar month.

7.             Release of Collateral.  Section 2.11.2 of the Agreement is hereby deleted and the following is inserted in its place:

2.11.2      Master Borrower may from time to time, but not more frequently than annually, by written notice to Agent request that the Lenders agree to release all Collateral for the Indebtedness.  If the Lenders unanimously so agree, Agent shall advise Master Borrower and if no Event of Default then exists, Agent shall promptly after the Collateral Release Date deliver to Master Borrower such releases of liens, satisfaction pieces or other instruments that are appropriate to cause all Mortgages then held by Agent to be satisfied of record.  The cost of preparation of such instruments shall be Lenders’ Costs and Borrowers shall be responsible to effect the proper recording of such instruments.

8.             Postponement of Maturity Date.

8.1           If all or a portion of the Commitment of a Rejecting Lender is thereafter assigned in accordance with the provisions of the Agreement, the assignee thereof may, by written notice to Agent and Master Borrower waive the obligations of Borrowers to repay such assignee’s Pro Rata Share of the Indebtedness on the Rejecting Lender’s Facility Termination Date that is applicable to such assigned Commitment, as would otherwise be required by Section 2.13.2 of the Agreement, in which event (i) such Pro Rata Share of the Indebtedness shall be payable as elsewhere provided in the Agreement and (ii) Master Borrower shall not have the right to terminate such assignee’s Commitment as described in Section 2.13.3 of the Agreement.

8.2           The following is added at the end of Section 2.13.3 of the Agreement:

Notwithstanding anything to the contrary contained in this Section 2.13.3, no Rejecting Lender’s Commitment may be so terminated by Master Borrower as of a date that is prior to December 20, 2008.

8.3           Each reference in Section 2.13 of the Agreement to “Section 13.9.6” is hereby replaced with “Section 13.9.7.”

9.             Borrowing Base Availability.  Notwithstanding anything to the contrary contained in Section 3.3.2.4 of the Agreement, the maximum Borrowing Base Availability attributable to Asset Class (ii), including models, determined on the basis of any Borrowing Base Certificate that is provided in accordance with Section 3.4 and is dated as of a date that is after July 31, 2007 and is on or before December 31, 2007 shall not exceed 45% of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) (including model Units) as shown on such Borrowing Base Certificate.  The maximum Borrowing Base Availability attributable to Asset Class (ii), including models, determined on the basis of any Borrowing Base Certificate that is dated as of a date that is after December 31, 2007, shall not exceed 37.5% of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) (including model Units) as shown on such Borrowing Base Certificate.

10.           Reporting Requirements.  Section 6.1.2 of the Agreement is deleted and the following inserted in its place:

6.1.2        As soon as available, and in any event within fifty (50) days after the close of each of the first three Fiscal Quarters and eighty (80) days after the close of each fourth Fiscal Quarter (or within five (5) Business Days after Guarantor files its Annual Report on Form 10-K for such Fiscal Year, if earlier), unaudited management-prepared quarterly Financial Statements of Guarantor (which shall include a Consolidated Balance Sheet and a Consolidated Statement of Operations) as of the end of each Fiscal Quarter, all in reasonable detail and prepared in conformity with GAAP, applied on a basis consistent with that of the preceding Fiscal Year. Such statements shall be certified as to their correctness by the chief financial officer of Guarantor.

11.           Permitted Subordinated Debt.  Notwithstanding the provisions of Section 7.1(viii) of the Agreement, Permitted Subordinated Debt shall mean only (i) the Debt incurred pursuant to (A) that certain Junior Subordinated Indenture dated as of November 23, 2005, between OHI Financing, Inc. and JPMorgan Chase Bank National Association, as amended by the Supplemental Indenture and (B) that certain Junior Subordinated Indenture dated as of September 20, 2005, among OHI Financing, Inc. Guarantor and Wilmington Trust Company, and (ii) Permitted Subordinated Debt issued or incurred in exchange for, or the net proceeds of which are used to extend, refinance, renew, repay, replace, defease or refund, (a) the Permitted Subordinated Debt described in the foregoing clause (i) or (b) Permitted Subordinated Debt previously issued or incurred pursuant to clause (a) of this clause (ii), provided that the principal amount (or accreted value, if applicable) of the Permitted Subordinated Debt issued or incurred pursuant to this clause (ii) does not exceed the principal amount (or accreted value, if applicable) of the Permitted Subordinated Debt so extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued and unpaid interest thereon and the amount of any reasonably determined premium necessary to accomplish the refinancing and such reasonable expenses incurred in connection therewith).

12.           Additional Negative Covenants.

The following provision is added to Article VII of the Agreement:

7.6           Restricted Payments.  Permit (i) Guarantor or any Borrower to (a) repurchase, in any manner, any stock or other equity securities heretofore issued by Guarantor or any Borrower, or (b) pay dividends on any common stock in excess of $0.08 per outstanding share per Fiscal Year (paid on a quarterly basis at $0.02 per share per quarter) (such per share dividend amounts to be adjusted for any stock split) or (ii) Guarantor or any Borrower to redeem, repay principal of or retire any Permitted Subordinated Debt prior to the scheduled maturity or due date thereof; provided, however, that Guarantor or any Borrower may redeem, repay principal of or retire any Permitted Subordinated Debt with other Permitted Subordinated Debt as provided elsewhere in this Agreement.

13.           Financial Covenants.  Article VIII of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

ARTICLE VIII. FINANCIAL COVENANTS

So long as the Obligations shall remain unpaid or Lenders have any obligation to make Loans or issue Letters of Credit hereunder, Borrowers shall comply with the following covenants.  For purposes of all calculations made for purposes of determining compliance with the financial covenants contained in this Article VIII and the interpretation of any defined terms used in this Article VIII, assets and liabilities associated with option or land bank arrangements of any Borrower or Affiliate of Guarantor that are required to be included in the balance sheet of Guarantor, solely due to Interpretation Number 46, as issued by the Financial Accounting Standards Board in January 2003 (as revised), shall not be included within the calculation performed to determine compliance with the covenants contained in Sections 8.2, 8.3, 8.4, 8.5 or 8.8 hereof.  Compliance with the covenants contained in this Article VIII shall, as appropriate, be determined on the combined Financial Statements of Guarantor (which shall include all Borrowers, Guarantor and all consolidated subsidiaries of any Borrower or Guarantor).

8.1           Debt Service Coverage Ratio.  There shall be no required Debt Service Coverage Ratio as of the last day of the Fiscal Quarters ended June 30, 2007, September 30, 2007 or December 31, 2007.  As of the last day of each of the following Fiscal Quarters the Debt Service Coverage Ratio shall be greater than or equal to the following applicable ratios:

Fiscal Quarters Ended	Minimum Required Ratio

March 31, 2008	0.50:1
June 30, 2008	0.50:1
September 30, 2008	0.70:1
December 31, 2008	0.70:1
March 31, 2009	0.70:1
June 30, 2009	0.70:1
September 30, 2009	1.00:1

8.2           Consolidated Tangible Net Worth.  Guarantor shall maintain a minimum Consolidated Tangible Net Worth that (i) on June 30, 2007, is at least $200,000,000 and (ii) at all times after June 30, 2007, is equal to an amount that is not less than the sum of (a) the greater of (I) 92.5% of Guarantor’s Consolidated Tangible Net Worth as of June 30, 2007 (as reflected in its audited financial statements) or (II) $192,000,000, plus (b) an amount equal to fifty percent (50%) of the positive net income of Guarantor earned during each Fiscal Quarter that ends after June 30, 2007 plus (c) all of the net proceeds of equity securities issued by Guarantor or any of its subsidiaries after June 30, 2007.

8.3           Leverage.

8.3.1        As of the last day of each Fiscal Quarter that ends on or after June 30, 2007, and on or before March 31, 2008, Guarantor’s Leverage Ratio shall not exceed 3.00:1.

8.3.2        As of the last day of each Fiscal Quarter that ends after March 31, 2008, Guarantor’s Leverage Ratio shall not exceed 2.75:1.

8.4           Investments in Joint Ventures.  The aggregate value of Guarantor’s and Borrowers’ investments in Joint Ventures or in any other entity that is not directly or indirectly wholly-owned by Guarantor shall at no time exceed fifteen (15%) percent of Guarantor’s Consolidated Adjusted Tangible Net Worth.

8.5           Ownership of Land.

On the last day of each Fiscal Quarter that ends on or after June 30, 2007, (i) the aggregate book value of all Approved Land and Raw Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor shall not exceed twenty five percent (25%) of Guarantor’s Consolidated Adjusted Tangible Net Worth and (ii) the ratio of (a) the book value of all Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor which is not subject to a Qualifying Agreement of Sale and on which no Unit has been constructed or is being constructed to (b) Guarantor’s Consolidated Adjusted Tangible Net Worth shall not exceed the following applicable ratio:

Fiscal Quarter Ending	Applicable Ratio

June 30, 2007	2.10:1
September 30, 2007	2.00:1
December 31, 2007	2.00:1
March 31, 2008	2.00:1
June 30, 2008	1.85:1
September 30, 2008	1.85:1
December 31, 2008	1.85:1
March 31, 2009 and thereafter	1.75:1

8.6           Units in Inventory.  At no time shall the aggregate number of Units (whether completed or under construction) owned by Borrowers, Guarantor or any subsidiary of Guarantor and not subject to a Qualifying Agreement of Sale exceed thirty five percent (35%) of the total number of Units sold and settled by Borrowers, Guarantor and all subsidiaries of Guarantor during the immediately preceding four (4) Fiscal Quarters.

8.7           Cash Flow From Operations.  If as of the last day of any Fiscal Quarter that ends on or after December 31, 2007, the Debt Service Coverage Ratio is less than 1.25:1, the Cash Flow Coverage Ratio as of such day shall be greater than or equal to 1.50:1; provided, however, that if such Cash Flow Coverage Ratio is less than 1.50:1, such shall not be deemed to be a breach of the covenant contained in this Section 8.7 if (a) such Cash Flow Coverage Ratio is at least 1.00:1 and (b) the Cash Flow Coverage Ratio as of the last day of each of the three (3) immediately preceding Fiscal Quarters ending on or after December 31, 2007 was at least 1.50:1; provided further, however, that if the Cash Flow Coverage Ratio as of the last day of a Fiscal Quarter ending on December 31, 2007, March 31, 2008, or June 30, 2008 is greater than 1.00:1 but less than 1.50:1 and the covenant contained in the preceding clause (b) is not satisfied, such shall not be a default hereunder unless the Cash Flow Coverage Ratio as of the last day of any of the other of the Fiscal Quarters ending on December 31, 2007, March 31, 2008, June 30, 2008, and September 30, 2008 also is less than 1.50:1.

8.8           Liquidity.  Each Borrowing Base Certificate delivered to Agent as of or after September 30, 2007, shall include a statement of the then-current aggregate amounts Borrowers’ and Guarantor’s cash (including without limitation restricted cash due from title companies) and Cash Equivalents, each on a consolidated basis, as of the reporting date.  Commencing upon the date this Amendment becomes effective, (i) the aggregate of Borrowers’ and Guarantor’s cash and Cash Equivalents, each on a consolidated basis, on each day shall not be less than $10,000,000 and (ii) the Liquidity as of the reporting date of each Borrowing Base Certificate shall not be less than $15,000,000.

8.9           Reports Regarding Financial Covenants.  Within fifty (50) days following the end of each of the first three Fiscal Quarters of each fiscal year, and within eighty (80) days after the end of each fourth Fiscal Quarter of each fiscal year (or within five (5) Business Days after Guarantor files its Annual Report on Form 10-K for such Fiscal Year, if earlier), Borrowers shall submit to Agent a Covenant Compliance Certificate, in the form attached hereto as Exhibit 8.7 and executed by the chief financial officer of Guarantor, confirming that the Borrower is in compliance with the financial covenants of this Article VIII as of the dates provided herein for compliance.

14.           Events of Default.  Section 9.2 of the Agreement is hereby amended by adding, to the provision contained therein, reference to Section 7.6 as a covenant breach to which the grace period contained in Section 9.2 shall not be applicable.

15.           No Defense.  Each of the Borrowers and Guarantor hereby (i) ratifies and affirms their respective obligations and liabilities under the Loan Documents to which they are a party and (ii) represents to, and agrees with, Agent and Lenders that on the Effective Date it has no defense, set-off or counterclaim to or against any of such liabilities or obligations.

16.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

17.           Entire Agreement.  The Agreement (as amended by this Amendment) and the other Loan Documents contain the entire agreement and understanding among Borrowers, Guarantor, Lenders and Agent regarding the Facility.  All prior negotiations and discussions between or among any of the parties hereto regarding the Facility and the terms and conditions thereof are superseded by the Agreement (as amended by this Amendment) and the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal the day and year set forth above.

Master Borrower:	Greenwood Financial, Inc., a Delaware corporation

	By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

Corporate Borrowers:	Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Liability Company
Borrowers:

OPCNC, LLC

Orleans at Bordentown, LLC

Orleans at Cooks Bridge, LLC

Orleans at Covington Manor, LLC

Orleans at Crofton Chase, LLC

Orleans at East Greenwich, LLC

Orleans at Elk Township, LLC

Orleans at Evesham, LLC

Orleans at Hamilton, LLC

Orleans at Harrison, LLC

Orleans at Hidden Creek, LLC

Orleans at Jennings Mill, LLC

Orleans at Lambertville, LLC

Orleans at Lyons Gate, LLC

Orleans at Mansfield, LLC

Orleans at Maple Glen, LLC

Orleans at Meadow Glen, LLC

Orleans at Millstone, LLC

Orleans at Millstone River Preserve, LLC

Orleans at Moorestown, LLC

Orleans at Tabernacle, LLC

Orleans at Upper Freehold, LLC

Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)

Orleans at Westampton Woods, LLC

Orleans at Woolwich, LLC

Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC
Wheatley Meadows Associates, LLC

	By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Partnership Borrowers:

Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)

Orleans at Falls, LP

Orleans at Limerick, LP

Orleans at Lower Salford, LP

Orleans at Thornbury, LP

Orleans at Upper Saucon, L.P.

Orleans at Upper Uwchlan, LP

Orleans at West Bradford, LP

Orleans at West Vincent, LP

Orleans at Windsor Square, LP

Orleans at Wrightstown, LP

Stock Grange, LP

	By:	OHI PA GP, LLC, sole General Partner

		By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

Orleans RHIL, LP Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

			By:	GARRY P. HERDLER
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	GARRY P. HERDLER
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

Agent:	Wachovia Bank, National Association

	By:	JEFFREY D. WALLACE
Jeffrey D. Wallace
Senior Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	JEFFREY D. WALLACE
Jeffrey D. Wallace, Senior Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

BANK OF AMERICA, N.A.

By:	SEAN FINNEGAN
Name: Sean Finnegan
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

SOVEREIGN BANK

By:	ERNEST J. KOCIBAN
Name: Ernest J. Kociban
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	BERNARD T. SHIELDS
Name: Bernard T. Shields
Title: Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

NATIONAL CITY BANK

By:	SEAN APICELLA
Name: Sean Apicella
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

FIRSTRUST BANK

By:	GARY S. KINN
Name: Gary S. Kinn
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

GUARANTY BANK

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

CITIZENS BANK OF PENNSYLVANIA

By:	BRUCE G. SHEARER
Name: Bruce G. Shearer
Title: Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

COMMERCE BANK, N.A.

By:	JOSEPH L. RAGO
Name: Joseph L. Rago
Title: Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

SUNTRUST BANK

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

REGIONS BANK, successor by merger to Amsouth Bank

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

FRANKLIN BANK, SSB

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

COMERICA BANK

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

COMPASS BANK, an Alabama Banking Corporation

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

JPMORGAN CHASE BANK, N.A.

By:	JENNIFER S. KELLEY
Name: Jennifer S. Kelley
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

LaSALLE BANK, NATIONAL ASSOCIATION

By:	BRIAN R. DAVIS
Name: Brian R. Davis
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 6, 2007:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	DAVID J. BELL
Name:	David J. Bell
Title:	Managing Director

By:	D. LAZAROV
Name:	Dusan Lazarov
Title:	Vice President

Schedule 1.1A  -  Schedule of Borrowers

Master:                                                                                                      Greenwood Financial, Inc.

Corporate:

Masterpiece Homes, Inc.

OHB Homes, Inc.

Orleans Corporation

Orleans Corporation of New Jersey

Orleans Construction Corp.

Parker & Lancaster Corporation

Parker & Orleans Homebuilders, Inc.

Sharp Road Farms, Inc.

Limited Liability Companies:

OPCNC, LLC

Orleans at Bordentown, LLC

Orleans at Cooks Bridge, LLC

Orleans at Covington Manor, LLC

Orleans at Crofton Chase, LLC

Orleans at East Greenwich, LLC

Orleans at Elk Township, LLC

Orleans at Evesham, LLC

Orleans at Hamilton, LLC

Orleans at Harrison, LLC

Orleans at Hidden Creek, LLC

Orleans at Jennings Mill, LLC

Orleans at Lambertville, LLC

Orleans at Lyons Gate, LLC

Orleans at Mansfield, LLC

Orleans at Maple Glen, LLC

Orleans at Meadow Glen, LLC

Orleans at Millstone, LLC

Orleans at Millstone River Preserve, LLC

Orleans at Moorestown, LLC

Orleans at Tabernacle, LLC

Orleans at Upper Freehold, LLC

Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)

(Schedule of Borrowers continued on the following page)

Orleans at Westampton Woods, LLC

Orleans at Woolwich, LLC

Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)

Orleans DK, LLC

Parker Lancaster, Tidewater, LLC

Wheatley Meadows Associates, LLC

Limited Partnerships:

Brookshire Estates, L.P.(f/k/a Orleans at Brookshire Estates, L.P.)

Orleans at Falls, LP

Orleans at Limerick, LP

Orleans at Lower Salford, LP

Orleans RHIL, LP

Orleans at Thornbury, LP

Orleans at Upper Saucon, L.P.

Orleans at Upper Uwchlan, LP

Orleans at West Bradford, LP

Orleans at West Vincent, LP

Orleans at Windsor Square, LP

Orleans at Wrightstown, LP

Realen Homes, L.P.

Stock Grange, LP

2

Schedule 2  -  Schedule of Commitments

Lender	Current Commitment Amount	Current Pro Rata Share

Bank of America, N.A.	$88,200,000	15.076923076923%
Wachovia Bank, National Association	70,200,000	12.000000000000%
Sovereign Bank	63,000,000	10.769230769231%
Manufacturers and Traders Trust Company	45,000,000	7.692307692308%
National City Bank	42,300,000	7.230769230769%
Guaranty Bank	40,500,000	6.923076923077%
Firstrust Bank	28,350,000	4.846153846154%
Citizens Bank of Pennsylvania	27,000,000	4.615384615385%
Commerce Bank, N.A.	27,000,000	4.615384615385%
JPMorgan Chase Bank, N.A.	27,000,000	4.615384615385%
SunTrust Bank	27,000,000	4.615384615385%
Regions Bank	22,500,000	3.846153846154%
Comerica Bank	18,000,000	3.076923076923%
LaSalle Bank, National Association	18,000,000	3.076923076923%
Franklin Bank, SSB	16,200,000	2.769230769231%
Compass Bank	13,500,000	2.307692307692%
Deutsche Bank Trust Company Americas	11,250,000	1.923076923077%

Total	$585,000,000	100.000000000000%